UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2026

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	85-1792291 (IRS Employer Identification No.)

10 S. Riverside Plaza, Suite 1520, Chicago, IL 60606
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 766-2138

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

On May 8, 2026, Kingsway Warranty Holdings LLC (“Kingsway Seller”), a wholly owned subsidiary of Kingsway Financial Services Inc. (“Kingsway”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Trinity Warranty Holding LLC (“Buyer”), pursuant to which, subject to the terms and conditions of the Purchase Agreement, Kingsway Seller sold to Buyer all of the issued and outstanding equity interests (the “Company Equity”) of Trinity Warranty Solutions LLC, a Delaware limited liability company (the “Company”). The acquisition closed on May 8, 2026.

Pursuant to the terms of the Purchase Agreement, the aggregate consideration for the purchase and sale of the Company Equity is equal to the sum of (i) $5 million, paid in cash to Kingsway Seller at the closing, and (ii) $3 million payable in the form of secured subordinated promissory notes made by Buyer in favor of Kingsway Seller (the “Promissory Notes”). The consideration is subject to adjustment based on the final determination of the amount of indebtedness, working capital, transaction expenses, and cash of the Company as of the closing.

The Promissory Notes are payable to Kingsway Seller no later than the tenth anniversary of the closing. Buyer shall be entitled to prepay the Promissory Notes at any time subject to the repayment schedule set forth in the Promissory Notes. The Promissory Notes are secured by the Company Equity, subject to certain exceptions set forth in the Promissory Notes.

The Purchase Agreement contains customary representations, warranties and covenants of Kingsway Seller, including, but not limited to, representations and warranties about the Company’s capitalization, absence of litigation, financial statements, intellectual property, taxes, employee benefit plans, employee and labor matters, environmental compliance, real property, and absence of certain changes or events.

Kingsway Seller is also subject to customary indemnification obligations related to inaccuracies in or breaches of any representations or warranties under the Purchase Agreement, and breaches or non-fulfillments of Kingsway Seller’s or the Company’s covenants under the Purchase Agreement, subject, in the case of inaccuracies in or breaches of representations or warranties, to a deductible of $50,000 (other than with respect to fundamental representations), a liability cap equal to $500,000 (other than with respect to fundamental representations), and a maximum aggregate liability cap equal to $8 million, in each case other than losses resulting from fraud.

Buyer also made customary representations, warranties and covenants, including, but not limited to, representations and warranties about Buyer’s absence of litigation, solvency, investment purpose, and financial ability to consummate the transaction. Buyer is also subject to customary indemnification obligations related to inaccuracies in or breaches of any representations or warranties under the Purchase Agreement, and breaches or non-fulfillments of Buyer’s covenants under the Purchase Agreement.

The representations and warranties contained in the Purchase Agreement will survive the closing for eighteen months; provided that fundamental representations will survive the closing for the applicable statute of limitations plus sixty days.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Purchase Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Purchase Agreement. The assertions embodied in those representations and warranties may be subject to important qualifications and limitations agreed to by the parties to the Purchase Agreement in connection with negotiating their respective terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders. For the foregoing reasons, none of Kingsway’s stockholders or any other person should rely on such representations and warranties, or any characterizations thereof, as statements of factual information at the time they were made or otherwise.

Item 7.01         Regulation FD Disclosure.

On May 11, 2026, the Company issued a press release announcing the disposition of Trinity Warranty Solutions LLC. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

(d)          Exhibits.

The following exhibits are furnished as a part of this report:

Exhibit Number	Description

10.1	Membership Interest Purchase Agreement, dated May 8, 2026, by and between Kingsway Warranty Holdings LLC and Trinity Warranty Holding LLC.

99.1	Press Release issued May 11, 2026 by Kingsway Financial Services Inc.

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

Date: May 11, 2026	By:	/s/ Kent A. Hansen
Name: Kent A. Hansen Title: Chief Financial Officer

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